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                                 EXHIBIT 10.60

                               PURCHASE AGREEMENT
                           Purchase of Common Shares

         THIS PURCHASE AGREEMENT is made as of November ___, 1996, by and between the purchaser whose name and address are shown on the signature page of this Purchase Agreement (the "Purchaser") and Somanetics Corporation, a Michigan corporation, with its principal offices at 1653 East Maple Road, Troy, Michigan 48083-4208, United States of America (the "Company").

         WHEREAS, the Company has duly authorized the issuance, sale and delivery of up to 5,500,000 shares (the "Shares") of its common shares, par value $0.01 per share (the "Common Shares") (the "Offering");

         WHEREAS, the Shares are being offered and sold by the Company to the Purchaser in reliance upon, and in conformity with, the requirements of Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "Securities Act");

         WHEREAS, the placement of the Shares (the "Placement") has been arranged by Rauscher Pierce & Clark, Inc. and its wholly-owned subsidiary Rauscher Pierce & Clark Limited (together, the "Placement Agent"), as placement agent, pursuant to a letter agreement dated October 23, 1996 and an amendment to such letter agreement dated November 1, 1996 (the "Engagement Letter") between the Company and the Placement Agent;

         WHEREAS, the Company has prepared and the Purchaser has received a Confidential Offering Memorandum dated November 6, 1996, Amendment No. 1 thereto, dated November 14, 1996, and any supplements and amendments thereto (the "Offering Memorandum"); and

         WHEREAS, the Company wishes to offer and sell to the Purchaser, and the Purchaser wishes to buy from the Company, the aggregate number of Shares set forth opposite the Purchaser's address on the signature page to this Purchase Agreement for delivery in accordance with this Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Purchase Agreement, and intending to be legally bound, the Purchaser and the Company agree as follows:

1.       Agreement to Sell and Purchase the Shares.

         1.1. Agreement to Issue and Buy; Closing Date; Amount; Purchase Price. On the basis of the representations, warranties and agreements contained in this Purchase Agreement, but subject to the terms and conditions set forth in this Purchase Agreement, the Company agrees to issue and sell to Purchaser, and Purchaser agrees to buy from the Company, on November 21,





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1996, or on such other date as shall be mutually agreed upon by the Company and
Purchaser (the "Closing Date"), the aggregate number of Shares set forth opposite Purchaser's address on the signature page of this Purchase Agreement (the "Designated Shares"). The price for the Designated Shares shall be One United States dollar and Fifteen cents ($1.15) per Designated Share, and the Purchaser shall pay to the Company the aggregate price for the Designated
Shares (the "Purchase Price"), set forth in the signature page to this Purchase Agreement, on the Closing Date.

         1.2. Payment. Payment of the Purchase Price for the Designated Shares shall be made before the Closing Date by wire transfer of immediately available funds in United States dollars to the following bank account (the "Account"):

         Nationsbank of Texas - Dallas
         901 Main Street
         Dallas, Texas

         Swift Code:      NABKUS44DAL

         ABA No.:         111000025

         For Credit to Account:   Bracewell & Patterson L.L.P.
                                        IOLTA Account No. 3313102571

         Reference:       Somanetics

PURCHASERS SHOULD INSTRUCT THEIR RESPECTIVE PAYING BANKS TO WIRE FUNDS FOR SAME DAY VALUE ON OR BEFORE WEDNESDAY, NOVEMBER 20, 1996, IN ORDER TO HAVE THEIR FUNDS TRANSFERRED TO THE ABOVE ACCOUNT PRIOR TO THE CLOSING DATE.

         1.3.    Transfer of Funds to the Company.

                 (a) Transfer. On the Closing Date, Bracewell & Patterson, L.L.P. ("B&P"), on behalf of the Purchaser, shall make payment of the Purchase Price for the Designated Shares by wire transfer of immediately available funds in United States dollars to the account of the Company. Before the Closing Date, the Company shall notify B&P of the bank account into which it desires such funds to be transferred.

                 (b) B&P's Duties. B&P's duties under this Section 1.3 shall be determined solely by the terms of this Section 1.3, and B&P shall not be responsible in any manner whatsoever for (i) any failure or inability of any of the parties to perform any of their obligations, (ii) any actions taken by it or not taken by it in reliance upon any writing or document which it in good faith believes to be signed or presented by the proper party or parties, or
(iii) for any error of judgment, or for any act done or step taken or omitted by it in good faith or for any





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mistake of fact or law or for anything which it may do or refrain from doing in connection with this Purchase Agreement, except for its own gross negligence, willful misconduct or an act of bad faith. If any controversy arises as to whether or to whom any monies in the Account shall be distributed or any other matter related to the funds in the Account, B&P shall not be required to determine the controversy and the B&P need not transfer any of such funds, but may withhold such funds until the rights of the parties to the dispute shall have finally determined by agreement or by final order of a court of competent jurisdiction. B&P may also, in its sole discretion, but shall not be obligated to, cause to be commenced interpleader or similar actions or proceedings for determination of the controversy in a circuit court of, or federal district court in, the State of Michigan.

         1.4. Other Purchasers. The Company intends to offer and sell other Common Shares to other investors (together with Purchaser, the "Purchasers") pursuant to separate substantially identical purchase agreements (together with this Purchase Agreement, the "Purchase Agreements").

         1.5. The Closing. The completion of the sale and purchase of the Shares (the "Closing") shall take place at the offices of the Placement Agent, 56 Green Street, London W1Y 3RH at 4:00 p.m. local time on the Closing Date.
At the Closing, the Company shall deliver to the Placement Agent, for the account of the Purchaser, one or more stock certificates representing the Designated Shares registered in the name of the Purchaser or its nominee, against payment of the Purchase Price for such Designated Shares in immediately available funds to the account of the Company designated pursuant to Section
1.3 of this Purchase Agreement.

         1.6. Changes in Common Shares. In the event of any change in the issued and outstanding Common Shares of the Company by reason of stock dividends, split-up or combination of the Common Shares, reclassification of the capital stock of the Company or recapitalization of the Company which occurs within the period on or after the latest date of the Offering Memorandum (which includes amendments and supplements thereto) and before the Closing, the number of Common Shares to be delivered to the Purchaser at the Closing and the Purchase Price therefor shall be appropriately adjusted. In addition, in the event that any cash dividends on the Common Shares of the Company shall be payable to shareholders of record as of a record date that falls on any date within the period on or after the latest date of the Offering Memorandum (which includes amendments and supplements thereto) and before the Closing Date, the Purchase Price per Designated Share payable by the Purchaser shall be reduced by the amount of such cash dividend per Common Share.

         1.7. Conditions to Purchaser's Obligations. The obligation of the Purchaser to purchase the Designated Shares at the Closing shall be conditional upon the delivery by the Company to the Placement Agent, on behalf of all the Purchasers, of the following:

                 (a) a certificate of the Company as to the accuracy, in all material respects, of the representations and warranties of the Company contained in Section 2 of this Purchase





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Agreement as of the Closing Date, in the form attached as Schedule 1.7.(a)
dated the Closing Date.

                 (b) a written opinion of Honigman Miller Schwartz and Cohn, counsel to the Company, substantially in the form attached as Schedule 1.7.(b) dated the Closing Date.

         1.8. Condition to the Company's Obligations. The obligation of the Company to deliver the Designated Shares at the Closing shall be conditional upon the delivery by the Purchaser to the Company of a certificate of the Purchaser as to the accuracy, in all material respects, of the representations and warranties of the Purchaser contained in Section 4 of this Purchase Agreement as of the Closing Date, in the form attached as Schedule 1.8 dated the Closing Date.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser as follows:

         2.1. Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan and has all requisite corporate power and authority to own and lease its properties and to conduct its business as presently conducted and as described in, or by incorporation by reference in, the Offering Memorandum. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction where such qualification is required by controlling law and where the failure to so qualify would have a material adverse effect on the Company.

         2.2. Authorized Capital Stock. The authorized and outstanding capital stock of the Company are as described in, or by incorporation by reference in, the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. Except as disclosed in, by incorporation by reference in, or contemplated by, the Offering Memorandum, the Company does not own, directly or indirectly, any equity or debt securities of any other company, corporation, partnership, joint venture or other entity which are material to the business or operations of the Company.

         2.3. Due Execution, Delivery and Performance of the Purchase Agreement. The execution, delivery and performance of this Purchase Agreement by the Company (i) have been duly authorized by all requisite corporate action of the Company, and (ii) will not (a) violate the Restated Articles of Incorporation or the Amended and Restated Bylaws of the Company or (b) violate any law applicable to the Company or any rule, regulation or order of any court or governmental agency or body having jurisdiction over the Company or (c) cause a breach of any provision of any indenture, mortgage, agreement, contract or other instrument to which the Company is a party or by which the Company is bound or to which any of the properties or assets of the Company are subject, or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other instrument or result in the creation or imposition of any lien, security interest, pledge, charge or other encumbrance of any nature whatsoever (each a "Lien" and, collectively, "Liens") upon any of the properties or assets





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of the Company (except for such violations, breaches, defaults or Liens which would not have a material adverse effect on the Company's performance of its obligations under this Purchase Agreement). Upon execution and delivery by the Company and the Purchaser, this Purchase Agreement will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by (i) any applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws now or hereafter in effect relating to or affecting the enforcement of creditors' rights generally, and
(ii) general equitable principles, now or hereafter in effect, regardless of whether such enforceability is considered in an action at law or a proceeding in equity, and except as rights to indemnity or contribution may be limited under applicable law.

         2.4. Issuance and Delivery of the Shares. The offer, issuance, sale and delivery of the Designated Shares in accordance with this Purchase Agreement, have been duly authorized by all requisite corporate action of the Company. The Shares conform to the description of the Common Shares contained in, or by incorporation by reference in, the Offering Memorandum and conform to the terms of the Common Shares contained in the Company's Restated Articles of Incorporation. The Designated Shares, as and when issued and sold to the Purchaser pursuant to this Purchase Agreement, and upon receipt by the Company of the Purchase Price therefor, will be duly and validly issued and outstanding, fully paid and non-assessable, will not be subject to any preemptive or similar right except for certain anti-dilution adjustments, and the Purchaser or the Purchaser's nominee will receive good and valid record title to the Shares, free and clear of any adverse claim (as defined in the Uniform Commercial Code), except such as may have been created by the Purchaser. No consent or approval by the shareholders of the Company or of any other person is required to be obtained by the Company for the consummation of the issuance, sale and delivery of the Designated Shares to the Purchaser pursuant to this Purchase Agreement, subject to applicable securities and blue sky laws. As and from the expiration of the Restricted Period (as defined in Section 4.3.(a) of this Purchase Agreement), (i) each stock certificate representing any of the Shares shall be free of any type of restrictive legend, including, but not limited to, the legend set forth in Section 4.4 of this Purchase Agreement, and (ii) subject to the provisions of Section 4 of this Purchase Agreement, the Shares represented by each such stock certificate shall not be subject to any "stop transfer" or similar order at American Stock Transfer and Trust Company, the transfer agent for the Common Shares, or any successor transfer agent thereto (the "Transfer Agent").

         2.5.    Offering Memorandum.

                 (a) The Offering Memorandum, as of its date and at the Closing Date, did not and will not as of such dates contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission relating to matters of foreign law, any statement included in the Offering Memorandum describing the Placement Agent, the statements in paragraph 3 on page 2 of the Offering Memorandum, the statements in





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the last paragraph on page 45 and the fifth paragraph on page 46 under the heading "Plan of Distribution and Restrictions on Resale" in the Offering Memorandum or any other statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use in the Offering Memorandum; and provided, however, that this representation and warranty shall not apply to any statement contained in the Offering Memorandum to the extent that a statement contained in any document filed by the Company under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the United States Securities and Exchange Commission (the "Commission") after the date of the Offering Memorandum which also is incorporated by reference in the Offering Memorandum modifies, amends or supersedes such statement.

                 (b) The documents incorporated by reference in the Offering Memorandum, at the time they were filed (or, if any amendment with respect thereto was filed, when such amendment was filed) with the Commission, complied in all material respects with the applicable requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and, when filed with the Commission (or in the case of an amendment thereto, when such amendment was filed), did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (c) Except as otherwise disclosed in or by incorporation by reference in or contemplated by the Offering Memorandum, including the Independent Auditors' Report for the fiscal year ended November 30, 1995, attached as part of Exhibit A thereto, the financial statements of the Company for full fiscal years included or incorporated by reference in the Offering Memorandum present fairly the financial condition of the Company as of the respective dates thereof and the results of operations of the Company for the respective periods covered thereby, all in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the entire periods involved.

         2.6. No Other Offers or Sales. Neither the Company nor any affiliate of the Company nor anyone acting on the behalf of the Company or any such affiliate, other than the Placement Agent and its agents and affiliates, has, directly or indirectly, offered or sold, or attempted to offer, sell or dispose of, any of the Shares, or solicited any offer to buy any Shares from, or otherwise approached or negotiated with respect thereto with, any person, except for any of the foregoing arranged by, or conducted with, the Placement Agent, including, without limitation, the Company's preparation and distribution of the Offering Memorandum, negotiation of, and entry into, the Purchase Agreements, the Engagement Letter and the agreements and documents referred to in those agreements, and the Company's discussions with prospective investors arranged by the Placement Agent.

         2.7. Legal Proceedings. Except as otherwise described in or by incorporation by reference in or contemplated by the Offering Memorandum, there are no actions, suits, investigations or proceedings pending to which the Company is a party before or by any court or governmental agency or body, which in the opinion of the Company's officers would result,





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individually or in the aggregate, in any material adverse change in the financial condition or results of operations of the Company or which would materially and adversely affect the properties or assets thereof; and, except as otherwise described in or by incorporation by reference in or contemplated by the Offering Memorandum, to the actual knowledge of the Company's officers, no such actions, suits, investigations or proceedings are threatened by any person, corporation or governmental agency or body.

         2.8. No Material Change. Except as disclosed in or by incorporation by reference in or contemplated by the Offering Memorandum, there has been no material adverse change or, to the actual knowledge of the Company's officers, any development which will result in a material adverse change, in or affecting the business, operations, management, financial condition, shareholders' equity or results of operations of the Company since August 31, 1996.

         2.9. Properties and Assets. The Company has good title to all properties and assets described in the Offering Memorandum as owned by it, free and clear of all Liens except as disclosed in or by incorporation by reference in or contemplated by the Offering Memorandum or which are not material to the business of the Company. The Company has a valid and enforceable lease for the real property described in or by incorporation by reference in the Offering Memorandum as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property by the Company. Except as otherwise disclosed in or by incorporation by reference in or contemplated by the Offering Memorandum, the Company owns or possesses or is the valid licensee of all patents, trademarks, service marks and trade names necessary to carry on its business as described in the Offering Memorandum, and the Company has not received any notice of infringement of, or conflict with, asserted rights of others with respect to any of the foregoing which, if the subject of an unfavorable decision, ruling or finding, would result, individually or in the aggregate, in any material adverse change in the business, operations or financial condition of the Company.

         2.10. Compliance with Applicable Regulations. Except as disclosed in or by incorporation by reference in or contemplated by the Offering Memorandum, the Company (a) has all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as described in the Offering Memorandum (collectively, "Licenses"), except that the Company does not have all of the necessary Licenses to sell its products in certain foreign countries or in places where it does not have distributors or where it is "marketing", but not selling in violation of any law, (b) complies in all material respects with, and conducts its business in substantial conformity with (except for failures to conform which would not have a material adverse effect on the Company), all laws, regulations and orders applicable to it or its business, and (c) complies in all material respects with, and conducts its business in substantial conformity with (except for failures to conform which would not have a material adverse effect on the Company), all Licenses issued to the Company by, and all agreements of the Company with, any governmental agency or body having jurisdiction over the Company.





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         2.11.   Investment Company Act of 1940.  The Company is not an
"investment company" or an "affiliated person" of an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         2.12. Compliance with Regulation S. The Company is a "reporting issuer" (as defined in Regulation S). The Company, its affiliates and any person acting on behalf of, or as agent of, any of the foregoing (other than the Placement Agent, as to which no representation, warranty or covenant is made), (a) have offered and sold the Shares to the Purchasers only in "offshore transactions" (as defined in Regulation S), (b) have not made with respect to the Shares any "directed selling efforts" (as defined in Regulation S) in the United States of America, its territories and possessions, any State of the United States or the District of Columbia (the "United States"), (c) have implemented all "offering restrictions" (as defined in Regulation S) in respect of the Shares, (d) have not delivered the Offering Memorandum or any revision or amendment thereof or supplement thereto to any "U.S. person" (as defined in Regulation S) (other than directors, officers, employees and agents of the Company, the Placement Agent, affiliates of the Placement Agent and its directors, officers employees and agents, and professional advisers), (e) have not made any offers or sales of any of the Shares or any interest therein in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S), and (f) have not made any sales of any of the Shares or any interest therein in connection with the Offering to any person other than the Purchasers; provided, however, that insofar as this representation and warranty involves any "distributor" (as defined in Regulation S), any broker-dealer participating in the offering, any affiliate of such broker-dealer or any officer, director, employee or agent of such distributor or broker-dealer, to the extent such broker-dealer or distributor is acting as placement agent for the offering of the Shares, such representation and warranty is made by the Company solely on the basis of, and in reliance upon, the representations and warranties of such broker-dealer or distributor and such broker-dealer or distributor complying with Regulation S with respect to offers and sales of Shares.

         2.13. Representations and Warranties at the Closing. Each of the representations and warranties contained in this Section 2 is true and correct in all material respects as of the date of this Purchase Agreement and will be true and correct in all material respects as of the Closing Date, except to the extent that such representations and warranties expressly relate to an earlier date.

3. Certain Agreements of the Company. The Company hereby covenants and agrees with the Purchaser as follows:

         3.1. Offering Memorandum. Not later than two (2) days before the Closing Date, the Company will prepare and furnish to the Purchaser the Offering Memorandum.

         3.2. Questions. The Company will make available to the Purchaser prior to the Closing Date the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Shares and to obtain any additional information that the Company possesses





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or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished in accordance with this Purchase Agreement.

         3.3. Legend Removal. Within seven business days after the end of the Restricted Period (as defined in Section 4.3.(a) or at any time thereafter, the Company will deliver to the Purchaser or its nominee who is acting as custodian therefor or any subsequent holder who has received a stock certificate representing the Shares which bears the legend described in Section
4.4 of this Purchase Agreement (the "Legended Stock Certificate"), without cost to such Purchaser or subsequent holder, a substitute stock certificate without the restrictive legend described in Section 4.4 of this Purchase Agreement.
The Company shall be required to deliver such substitute stock certificate only upon surrender of the Legended Stock Certificate which, in the case of any holder subsequent to the Purchaser, must be duly endorsed for transfer or surrender.

4. Representations, Warranties and Covenants of the Purchaser. The Purchaser hereby represents, warrants and covenants to the Company as follows:

         4.1. Compliance with United States Securities Laws. The Purchaser understands, acknowledges and agrees that (a) the Shares have not been, and will not be, registered under the Securities Act or under any state or foreign securities or blue sky laws, and may not be offered, sold, transferred, pledged or otherwise disposed of in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S, which definition is set forth in Schedule 4.1, a "U.S. person"), unless such securities are registered under the Securities Act and any applicable state or foreign securities or blue sky laws, or such offer or sale is made pursuant to an exemption from the registration requirements of the Securities Act and any applicable state or foreign securities or blue sky laws, and (b) the Shares are being offered and sold pursuant to the terms of Regulation S under the Securities Act, which permits securities to be sold to persons who are not U.S. persons in "offshore transactions" (as defined in Regulation S), subject to certain terms and conditions.

         4.2     Status of Purchaser.

                 (a) The Purchaser is purchasing the Designated Shares (i) for its own account or for persons or accounts as to which it exercises investment discretion; and (ii) for investment purposes only, not for any trading or arbitrage purposes and not with a view to, or for sale in connection with, any distribution of the Designated Shares. Neither the Purchaser nor such person or account (i) is a U.S. person as defined in Regulation S (a copy of such definition is set forth in the attached Schedule 4.1), or (ii) is acquiring the Designated Shares for the account or benefit of any "U.S. person", or (iii) if an entity, is organized under the laws of the "United States" (as defined in Regulation S; a copy of which definition is set forth in the attached Schedule 4.1), or (iv) if an entity, was organized for the purpose of acquiring the Designated Shares or principally for the purpose of investing in securities not registered under the Securities Act, or (v) is registered under the Exchange Act, or (vi) is part of an identifiable group of U.S. citizens abroad, such as a member of the U.S. armed forces serving overseas, or
(vii) is





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purchasing the Designated Shares in any transaction or series of transactions that, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act. Purchaser's purchase of the Designated Shares was not pre- arranged with the Purchaser in the United States. The Purchaser has executed this Purchase Agreement outside the United States, and at the time the buy order for the Designated Shares was originated, the Purchaser was outside the United States. All offers to the Purchaser regarding the Designated Shares and the sale of the Designated Shares have occurred outside the United States.

                 (b) The Purchaser (and any person or account on behalf of which the Purchaser is purchasing) is knowledgeable, sophisticated and experienced in financial and business matters and is making, and is qualified to make, decisions with respect to investments in restricted securities (such as the Designated Shares) and has requested, received, reviewed and considered all information the Purchaser deems relevant, and the Purchaser has relied solely upon its review of the Offering Memorandum, this Purchase Agreement and its own independent investigations in making a decision to execute this Purchase Agreement and to purchase the Designated Shares. The Purchaser acknowledges receipt of the Offering Memorandum, including all of the Exhibits to the Offering Memorandum, at least 48 hours before the expected Closing Date. The Purchaser has read and understands the Offering Memorandum, including all of the Exhibits to the Offering Memorandum, this Purchase Agreement and any other information and documents about the Company or the offering of the Shares requested by the Purchaser. The Purchaser represents, warrants and acknowledges that it is capable of evaluating the merits and risks of its investment in the Designated Shares. To the extent that any certificate representing the Designated Shares is registered in the name of the Purchaser's nominee, the Purchaser confirms that such nominee is acting solely as its custodian.

                 (c) The Purchaser acknowledges that, at all times following its initial contact with the Company or its agents pertaining to this offering of Shares, the Company has made available to the Purchaser the opportunity to ask questions and receive answers concerning the Company and the terms and conditions of the offering of the Shares and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished to the Purchaser and that the Company has responded to all such questions and requests for information to the full satisfaction of the Purchaser. The Purchaser acknowledges that the Offering Memorandum has been delivered to the Purchaser, and that the Purchaser has not and will not distribute the Offering Memorandum to anyone other than such Purchaser's professional advisors for the purpose of evaluating the proposed purchase of the Designated Shares.

         4.3.    Restrictions on Re-Sale.

                 (a) For a period of forty (40) days following the Closing Date or, if the Shares shall be issued on more than one day, the latest Closing Date (the "Restricted Period"), the Purchaser shall not (i) engage in any activity for the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for the Shares, or (ii)





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offer, sell, pledge, or otherwise dispose of or transfer the Designated Shares, any interest therein in the United States or to, or for the account or benefit of, a U.S. person.

                 (b) The Purchaser understands that the Shares or any interest therein are only transferable on the books and records of the Transfer Agent. The Purchaser further understands that the Transfer Agent will not register any transfer of the Shares or any interest therein which the Company in good faith believes violates the restrictions set forth in this Purchase Agreement or in Regulation S or other applicable law.

                 (c) Unless registered under the Securities Act, any proposed offer, sale or transfer during the Restricted Period of any of the Designated Shares or any interest therein shall be subject to the condition that the Purchaser must deliver to the Company (i) a written certification that neither record nor beneficial ownership of the Designated Shares or any interest therein, as the case may be, has been offered or sold in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S), (ii) a written certification of the proposed transferee that such transferee (or any account for which such transferee is acquiring such Shares or any interest therein, as the case may be) is not a "U.S. person" (as defined in Regulation S) and that such transferee is not purchasing the Shares or any interest therein, as the case may be, for the account or benefit of a U.S. person, that such transferee is acquiring such securities or such interest therein, as the case may be, for such transferee's own account (or an account over which it has investment discretion) for investment purposes only, not for any trading or arbitrage purposes and not with a view to, or for sale in connection with, any distribution of any of the securities, that such transferee did not receive any other offer relating to the Shares or any interest therein, as the case may be, in the United States, that at the time the buy order was originated, such transferee was outside the United States, that such transferee is not a U.S. citizen part of an identifiable group of U.S. citizens abroad, that such transferee is knowledgeable of, and agrees to be bound by, the restrictions set forth in this Purchase Agreement and Regulation S during the Restricted Period, and that such transferee agrees that until the expiration of the Restricted Period, it will not, directly or indirectly, execute or effect or cause to be executed or effected any short sale, option or equity swap transactions in or relating to the Common Shares or any other derivative security transactions the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with the ownership of the Shares to be acquired from the proposed transferor, and (iii) a written opinion of United States legal counsel, in form and substance satisfactory to the Company, to the effect that the offer, sale and transfer of such Shares or any interest therein, as the case may be, are exempt from registration under the Securities Act and any applicable state and foreign securities or blue sky laws.

                 (d) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) its rights under this Purchase Agreement, the Designated Shares, or any interest therein otherwise than in compliance with the Securities Act, any applicable state and foreign securities or blue sky laws and any applicable securities laws of jurisdictions outside the United States, and the rules and regulations promulgated thereunder.

         4.4. Legend. The Purchaser agrees that for the duration of the Restricted Period and until removed pursuant to Section 3.3, the stock certificates representing the Designated Shares shall bear the legend set forth below:

         "The Common Shares represented by this certificate have not been and will not be registered under the United States Securities Act of 1933, as amended (the "Act"), or any other securities laws, and have been issued in reliance upon the exemption from such registration requirements contained in Regulation S under the Act. Neither the Common Shares represented by this stock certificate nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of, in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S under the Act) before January 1, 1997 or 40 days following the date of the Closing of the last sale of Common Shares sold pursuant to the Offering Memorandum dated November 6, 1996, as amended or supplemented, unless registered under the Act and any applicable state and foreign securities or blue sky laws or Somanetics Corporation receives a written opinion of United States legal counsel in form and substance satisfactory to it to the effect that the offer, sale, transfer, pledge or other disposal of such shares or any interest therein is exempt from the registration requirements of such laws."

         4.5. Prohibition of Certain Trading Transactions. During the period from the date of the initial Offering Memorandum to the date of this Purchase Agreement, the Purchaser did not, and from the date of the initial Offering Memorandum through the expiration of the Restricted Period (as defined in Section 4.3.(a)) the Purchaser will not, execute or effect or cause to be executed or effected, directly or indirectly, any short sale, option, or equity swap transaction in or with respect to the Common Shares of the Company or any other derivative security transaction for its own account, if it is purchasing for its own account, or, if it is purchasing the Designated Shares for the account of another person or entity, for such account, the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with the ownership of the Designated Shares by the Purchaser.

         4.6. Sales by the Purchaser in the United States. If the Purchaser sells all or any part of the Designated Shares or any interest therein in the United States, the Purchaser (and/or certain persons who participate in any such sale) may be deemed, under certain circumstances, to be an "underwriter" as defined in Section 2(11) of the Securities Act. Before offering or selling all or any part of the Designated Shares in the United States, whether during or after the Restricted Period, the Purchaser shall (a) consult with United States legal counsel to determine its liabilities and obligations under this Purchase Agreement, the Securities Act and any applicable state and foreign securities or blue sky laws, and (b) comply with the provisions of this Purchase Agreement and all applicable federal, state and foreign securities or blue sky laws, including the Securities Act. The Purchaser acknowledges that the Company has no present intention of registering the Shares under the Securities Act or any other securities laws, and agrees that the Shares may not be resold unless they are subsequently registered under United States federal and state statutes or unless exemptions from all such applicable registration requirements are available.

         4.7. Due Execution, Delivery and Performance of the Purchase Agreement and Other Obligations. The Purchaser has full right, power, authority and capacity to enter into this Purchase Agreement and to consummate the transactions contemplated by this Purchase Agreement. If the Purchaser is a company, corporation or other entity, the execution, delivery and performance of this Purchase Agreement by the Purchaser have been duly authorized by all requisite corporate or other required action of the Purchaser. This Purchase Agreement has been validly executed and delivered by or on behalf of the Purchaser. Upon the execution and delivery of this Purchase Agreement by the Company, this Purchase Agreement shall constitute the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as the enforceability thereof may be limited by (i) any applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws now or hereafter in effect relating to or affecting the enforcement of creditors' rights generally, and (ii) general equitable principles, now or hereafter in effect, regardless of whether such enforceability is considered in an action at law or a proceeding in equity.

         4.8. Organization: Lack of Conflict. If the Purchaser is an entity, the Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. The execution, delivery and performance of this Purchase Agreement by the Purchaser will not violate (i) the organizational documents of the Purchaser, if the Purchaser is an entity, (ii) any law applicable to the Purchaser or any rule, regulation or order of any court or governmental agency or body having jurisdiction over the Purchaser, or (iii) any provision of any indenture, mortgage, agreement, contract or other instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of the properties or assets of the Purchaser are subject, or result in a breach of, or constitute (upon notice or lapse of time or both) a default under, any such indenture, mortgage, agreement, contract or other instrument or result in the creation or imposition of any Lien upon any of the properties or assets of the Purchaser (except for any violation, breach or default described in this sentence which would not have a material adverse effect on the Purchaser's performance of its obligations under this Purchase Agreement).

         4.9. Governmental Consents. The Purchaser is not aware of any authorization, approval or consent of any governmental body which is legally required for its purchase of the Designated Shares as contemplated by this Purchase Agreement which has not been obtained.

         4.10. Acknowledgement. The Purchaser acknowledges that the Designated Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understanding of the Purchaser set forth in this Purchase Agreement to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Designated Shares. Purchaser also acknowledges that no federal or state agency has passed on or made any recommendation or endorsement of the Shares.

         4.11. Authorization of the Placement Agent to Accept Delivery of the Designated Shares. The Purchaser hereby authorizes the Placement Agent, or its designated agent, on behalf of the Purchaser (i) to receive payment of the Purchase Price by the Purchaser for the Designated Shares, (ii) to pay the Purchase Price to the Company against delivery of the Designated Shares at the Closing, and (iii) to accept delivery at the Closing of the Designated Shares. The Purchaser may, in its sole discretion, authorize the Placement Agent, or its designated agent, on behalf of the Purchaser (i) to hold the certificates representing the Designated Shares on behalf of the Purchaser during the Restricted Period, (ii) to surrender such certificates to the Transfer Agent for the Common Shares upon expiration of the Restricted Period, and (iii) to obtain from the Company within seven business days after the Restricted Period a substitute stock certificate or certificates representing the Designated Shares without the restrictive legend described in Section 4.4.

         4.12. Representations and Warranties at the Closing. Each of the representations and warranties contained in this Section 4 is true and correct as of the date of this Purchase Agreement and will be true and correct as of the Closing Date.

5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by or on behalf of either party to this Purchase Agreement or any controlling person, director, officer or agent of either party to this Purchase Agreement, all covenants, agreements, representations and warranties made by the Company or the Purchaser in this Purchase Agreement and in the Designated Shares delivered pursuant to this Purchase Agreement shall survive the execution of this Purchase Agreement, the delivery to the Purchaser of the Designated Shares and the receipt by the Company of payment for the Designated Shares.

6. Notices. All notices, demands, consents or other communications under this Purchase Agreement shall be given or made in writing and shall be delivered personally, or sent by certified or registered airmail, postage prepaid, or sent by overnight courier or sent by facsimile transmission with a confirmation copy sent by mail, and shall be deemed given when so personally delivered, or if mailed, ten (10) days after the same shall have been posted or if sent by overnight courier, one business day after the date such courier confirms in writing that delivery has been made or if sent by facsimile transmission, at the earlier of (i) as soon as written or telephonic confirmation is received from the party to whom it was sent that the message has been received or (ii) ten (10) days after the confirmation is posted: (a) if to the Company, at its address set forth in the introductory paragraph of this Purchase Agreement, or at such address or addresses as may have been furnished to the Purchaser in writing by the Company, (b) if to the Purchaser, at its address set forth following the Purchaser's signature on the signature page of this Purchase Agreement, or at such other address or addresses as may have been furnished to the Company in writing by the Purchaser or (c) if to any transferee or transferees of the Purchaser, at such address or addresses as shall have been furnished to the Company or the Transfer Agent at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the Company or the Transfer Agent in writing.

7. Amendments. No termination, amendment, interpretation or waiver of any of the provisions of this Purchase Agreement shall be effective unless made in writing and signed by the parties to this Purchase Agreement.

8. Headings. The headings of the sections and subsections of this Purchase Agreement are used for convenience only and shall not affect the meaning or interpretation of the contents of this Purchase Agreement.

9. Enforcement. The failure to enforce or to require the performance at any time of any of the provisions of this Purchase Agreement shall in no way be construed to be a waiver of such provisions, and shall not affect either the validity of this Purchase Agreement or any part of this Purchase Agreement or the right of any party thereafter to enforce each and every provision in accordance with the terms of this Purchase Agreement.

10. Governing Law. The laws of the State of Michigan, in the United States of America, applicable to agreements made and to be performed entirely therein, without regard to the conflict of law provisions thereof, shall govern this Purchase Agreement, its construction, the relationships of the parties in connection with the subject matter of this Purchase Agreement and the determination of any rights, duties or remedies of the parties arising out of, or relating to, this Purchase Agreement.

11. Severability. If any provision of this Purchase Agreement is held to be invalid or unenforceable by any judgment of a tribunal of competent jurisdiction, the remainder of this Purchase Agreement shall not be affected by such judgment, and this Purchase Agreement shall be carried out as nearly as possible according to its original terms and intent.

12. Counterparts. This Purchase Agreement may be executed in counterparts, all of which shall constitute one agreement, and each such counterpart shall be deemed to have been made, executed and delivered on the date set forth in the introductory paragraph of this Purchase Agreement without regard to the dates or times when such counterparts may actually have been made, executed or delivered.

13. Parties. This Purchase Agreement shall inure to the benefit of and be binding upon the Company, Purchaser and their respective permitted successors and assigns. This Purchase Agreement may not be assigned by either party without the written consent of the other party. This Purchase Agreement and all conditions and provisions of this Purchase Agreement are intended to be for the sole and exclusive benefit of the parties to this Purchase Agreement and their respective permitted successors and assigns and for the benefit of no other person.

14. Entire Agreement. This Purchase Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Purchase Agreement and supersedes all prior agreements and understandings whatsoever relating to such matters and transactions.

         IN WITNESS WHEREOF, the parties have caused this Purchase Agreement to be executed and delivered by their duly authorized representatives as of the day and year set forth in the introductory paragraph of this Purchase Agreement.

SOMANETICS CORPORATION                  PURCHASER'S NAME:

By:  _______________________            _____________________________________

     Its:  __________________           _____________________________________

                                        Duly executed by:  __________________

                                              Its:  _________________________

Aggregate number of Designated Shares:  PURCHASER'S ADDRESS:

_____________________                   _____________________________________

Total Purchase Price:                   _____________________________________

_____________________                   _____________________________________


Stock certificate registration instructions:

Name of Holder:  ________________________________________

Address of Holder:  _____________________________________

_________________________________________________________

_________________________________________________________

Stock certificate delivery instructions:

_________________________________________________________

_________________________________________________________

_________________________________________________________

                                SCHEDULE 1.7.(a)

                                     TO THE

                               PURCHASE AGREEMENT

                           CERTIFICATE OF THE COMPANY

                 The undersigned, [name], [title] of Somanetics Corporation (the "Company"), does hereby certify on behalf of the Company that the representations and warranties of the Company as set out in Section 2 of the Purchase Agreements each dated on or about November 21, 1996 by and between the Company and the Purchasers named therein, are true and correct in all material respects on and as of the date of this Certificate with the same effect as though such representations and warranties had been made on and as of the date of this Certificate, except to the extent that such representations and warranties expressly relate to an earlier date.


DATED this ___ day of November, 1996          SOMANETICS CORPORATION


                                              By:  _________________________

                                                    Its:  __________________

                                SCHEDULE 1.7.(b)

                                     TO THE

                               PURCHASE AGREEMENT

                             FORM OF LEGAL OPINION
                           OF COUNSEL TO THE COMPANY



                                                           LANSING, MICHIGAN
                                                       WEST PALM BEACH, FLORIDA
                                                             TAMPA, FLORIDA
                                                            ORLANDO, FLORIDA


                               November 21, 1996

To each of the Purchasers
Listed on Schedule A  (the "Purchasers")

Gentlemen:

         We have acted as counsel to Somanetics Corporation, a Michigan corporation (the "Company"), in connection with the offering by the Company of up to 5,500,000 shares (the "Shares") of the Company's Common Shares, par value $.01 a share ("Common Shares"), pursuant to the Purchase Agreements, each dated on or about November 21, 1996, between the Company and the Purchasers (the "Purchase Agreements"). This Opinion Letter is provided to you at the request of the Company pursuant to Section 1.7.(b) of the Purchase Agreements. Except as otherwise indicated, capitalized terms used in this Opinion Letter are defined as set forth in the Purchase Agreements, the Accord or Part II (see below).

         In so acting, we have considered such matters of law and of fact, and relied upon such certificates and other information furnished to us, as we have deemed appropriate as a basis for our opinions set forth below. As to matters involving the facts specified therein, we have relied solely upon (i) representations made in the Purchase Agreements, and (ii) certificates of officers of the Company and of government officials.

         This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law (1991) and Section A of Part II of the Report of the Ad Hoc Committee of the Business Law Section of the State Bar of Michigan on Standardized Legal Opinions in Business Transactions (1991) ("Part II"). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord and Part II, and this Opinion Letter should be read in conjunction with the Accord and Part II. The law covered

Purchasers Listed on Schedule A
November 21, 1996
Page 2


by the opinions expressed herein is limited to the Federal Law of the United States and the Law of the State of Michigan.

         Based upon the foregoing, we are of the opinion that:

         1. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Michigan and has all requisite corporate power and authority to own or lease all of the properties owned or leased by it and to conduct its business as described in the Offering Memorandum.

         2. Based solely on a certified copy of the Company's Restated Articles of Incorporation, certified by the Michigan Department of Commerce, Corporation and Securities Bureau as of November 12, 1996, the authorized capital stock of the Company consists of 30,000,000 Common Shares, par value $.01 a share, 1,000,000 Preferred Shares, par value $.01 a share, and 2,116,648 Convertible Preferred Shares, par value $.01 a share.

         3. The Company has the requisite corporate power and authority to issue, sell and deliver the Shares in compliance with its obligations under the Purchase Agreements.

         4. The terms of the Shares conform, in all material respects, to the description thereof contained under the caption "Description of Securities" on pages 64-67 of the Prospectus attached as Exhibit C to the Offering Memorandum, to the extent such description constitutes statements of law or legal conclusions.

         5. Assuming that the Company's Class B Warrants have been redeemed or have expired pursuant to the Warrant Agreement, dated as of March 21, 1991, among the Company, American Stock Transfer & Trust Company, and D.H. Blair & Co., Inc., the Shares, when issued and delivered to the Purchasers and paid for by the Purchasers, all pursuant to the Purchase Agreements, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive right arising under the Michigan Business Corporation Act or the Company's Restated Articles of Incorporation or Bylaws.

         6. Execution, delivery and performance of the Purchase Agreements by the Company have been duly authorized by all necessary corporate action on the part of the Company. The Purchase Agreements have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company and, except for the indemnification and contribution provisions thereof, as to which we express no opinion, are enforceable against the Company in accordance with their respective terms.

         7. The execution and delivery of the Purchase Agreements by the Company and the compliance by the Company with the terms of the Purchase Agreements do not violate (i) the

Purchasers Listed on Schedule A
November 21, 1996
Page 3


Restated Articles of Incorporation or Bylaws of the Company, or (ii) any laws which are known to us to be applicable to the Company where such violation would reasonably be expected to have a material adverse effect upon the validity, performance or enforceability of any of the terms of the Purchase Agreements, except that we express no opinion as to federal, state or foreign securities laws, other than as set forth in Paragraph 8.

         8. For purposes of this Paragraph 8, we have assumed, with your permission and without any investigation or verification, and we render no opinion concerning, the following: (i) all of the closing conditions in, and the other terms and conditions of, the Offering Memorandum and the Purchase Agreements have been met and complied with, (ii) the Company, the Placement Agent, the Purchasers, and all other parties have complied in all respects with all requirements of Regulation S and other applicable laws and will comply with the restrictive legends on the Shares, (iii) the representations and warranties of the Company and the Purchasers in the Purchase Agreements are true and accurate in all respects and each party to the Purchase Agreements will comply with all of the covenants applicable to it in the Purchase Agreements, (iv) any Company communications, in person or otherwise, with securities analysts, institutional investors or investment bankers in the months before the closing of the Offering did not constitute "directed selling efforts" within the meaning of Regulation S, (v) the representations and warranties of the Company and the Placement Agent in the Placement Agent Agreement, among the Company and the Placement Agent, dated as of November 21, 1996, and in the Engagement Letter are true and accurate in all respects and each party will comply with all of the covenants applicable to such party in such agreements, and (vi) Gruntal & Co., Incorporated and all other parties have complied in all respects with all requirements of Regulation S and other applicable laws; and the offering of securities by the Company to be made through Gruntal & Co., Incorporated pursuant to the engagement letter, dated September 9, 1996, was terminated by the Company before any offers to sell securities were made and before any securities were sold. Based solely on the foregoing assumptions, the offer, sale and delivery of the Shares to the Purchasers pursuant to the Purchase Agreements and the Offering Memorandum do not require registration under the Securities Act. No opinion is expressed as to any offer or resale of the Shares by the Purchasers (including the ability of any person or entity to resell in the United States or elsewhere any of the Shares without prior registration or qualification of such Shares with the relevant authorities, including the Securities and Exchange Commission and any applicable state securities commission or "blue sky" authority), and no opinion is expressed as to the legality of the transfer and sale of the Shares under the laws of any jurisdiction outside the United States.

         9. No consent, approval, authorization or order of, or registration or qualification with, any United States or State of Michigan court or governmental agency or body, and which has not been made or obtained by the Company, is required to be obtained by the Company for the issuance, sale or delivery of the Shares to the Purchasers pursuant to the Purchase Agreements, except such as may be required under the Securities Act and the rules and

Purchasers Listed on Schedule A
November 21, 1996
Page 4


regulations thereunder and such as may be required under state or foreign securities or blue sky laws.

         10. To our Actual Knowledge, the Company is not an "investment company" or an "affiliated person" of an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         The General Qualifications apply to the opinions set forth in paragraph 7 above as well as to the opinions set forth in paragraph 6.

         The phrase "Primary Lawyer Group", as used in the Accord, is hereby modified, and for purposes of this Opinion Letter the Primary Lawyer Group shall be deemed to refer to the lawyers in this firm who have given substantive legal attention to representation of the Company in connection with the Purchase Agreements.

         This opinion is rendered solely for the benefit of the Purchasers with respect to the Shares issued, sold and delivered under the Purchase Agreements and is not to be used, circulated, quoted or referred to, or otherwise relied upon by any person, without our prior written consent.


                                        Very truly yours,

                                        DRAFT

                                        HONIGMAN MILLER SCHWARTZ AND COHN

                                  SCHEDULE 1.8

                                     TO THE

                               PURCHASE AGREEMENT

                          CERTIFICATE OF THE PURCHASER


         The undersigned, on behalf of the purchaser named below (the "Purchaser"), does hereby certify that the representations and warranties of the Purchaser as set out in Section 4 of the Purchase Agreement dated November 21, 1996 by and between the Company and the Purchaser, are true and correct in all material respects on and as of the date of this Certificate with the same effect as though such representations and warranties had been made on and as of the date of this Certificate, except to the extent that such representations and warranties expressly relate to an earlier date.


DATED this __ day of November, 1996          PURCHASER'S NAME:


                                             _____________________________

                                             _____________________________

                                             _____________________________



                                             Duly executed by:

                                             _____________________________


                                                   Its:  _________________

                                  SCHEDULE 4.1

                                     TO THE

                               PURCHASE AGREEMENT

                  DEFINITION OF U.S. PERSON UNDER REGULATION S

1.       U.S. PERSON

(a)      "U.S. person" means:

         (i)              Any natural person resident in the United States;
         (ii) Any partnership or corporation organized or incorporated under the laws of the United States;
         (iii) Any estate of which any executor or administrator is a U.S. person;
         (iv)             Any trust of which any trustee is a U.S. person;
         (v) Any agency or branch of a foreign entity located in the United States;
         (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
         (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
         (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the Securities Act) who are not natural persons, estates or trusts.

(b) Notwithstanding paragraph (1)(a) of this rule, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

(c) Notwithstanding paragraph (1)(a) of this rule, any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

         (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and
         (ii)             The estate is governed by foreign law.

(d) Notwithstanding paragraph (1)(a) of this rule, any trust of which any professional fiduciary acting as a trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

(e) Notwithstanding paragraph (1)(a) of this rule, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

(f) Notwithstanding paragraph (1)(a) of this rule, any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

         (i) The agency or branch operates for valid business reasons; and
         (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

(g) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

2. UNITED STATES. "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.





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